UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

TEMPUR-PEDIC INTERNATIONAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒     No fee required.
☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.
.
TEMPUR-PEDIC INTERNATIONAL, INC.
Annual Meeting of Shareholders
May 4, 2010 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder of TEMPUR-PEDIC INTERNATIONAL INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 24, 2010, and hereby appoint Bhaskar Rao and Dale E. Williams, each of them, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in name of the undersigned, to represent the undersigned at the 2010 Annual Meeting of
Stockholders of Tempur-Pedic International Inc. to be held at 10:00 a.m., local time, on May 4, 2010 at the offices of Bingham McCutchen LLP, 13th Floor, One
Federal Street, Boston, Massachusetts 02110 or at any adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote, if personally present, on the matters set forth on the reverse side and, in accordance with their discretion, on any other business that may come before the
Annual meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

This proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the
Secretary of Tempur-Pedic International prior to the meeting or by filing with the Secretary of Tempur-Pedic International prior to the meeting a later-
dated proxy. Should the undersigned be present and want to vote in person at the Annual Meeting, or at any postponement or adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of Tempur-Pedic International on a form provided at the Annual Meeting. The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Tempur-Pedic International
Inc. called for May 4, 2010, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2009 prior to the signing of this proxy.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS THE BOARD OF DIRECTORS
RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY
COME BEFORE THE MEETING.

Continued and to be signed on reverse side

                                             VOTE BY INTERNET   -  www.proxyvote.com
                                             Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date.
                                             Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
TEMPUR-PEDIC INTERNATIONAL, INC ..
1713 JAGGIE FOX WAY
LEXINGTON, KY 40511
                                             Electronic Delivery of  Future PROXY MATERIALS
                                             If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

                                             VOTE BY PHONE - 1-800-690-6903
                                             Use any touch-tone telephone to transmit your voting instructions up until 11:59
                                             P.M. Eastern Time the day before the meeting date.  Have your proxy card in hand when you call and then follow the instructions.

                                             VOTE BY MAIL
                                             Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
                                             Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR
the following proposal(s):

1.  Election of Directors  For Against Abstain
1a  Mark Sarvary      ☐ ☐ ☐

1b  Evelyn Dilsaver                   ☐ ☐ ☐
                                              The Board of Directors recommends you vote FOR
                                              the following proposal(s):                      For Against Abstain
1c  Francis A. Doyle                  ☐ ☐ ☐
                                              2. RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS   ☐ ☐ ☐

1d  John Heil                       ☐ ☐ ☐
                                              3. PROPOSAL TO APPROVE THE COMPANY'S AMENDED AND
                                              RESTATED ANNUAL INCENTIVE BONUS PLAN FOR SENIOR EXECUTIVES   ☐ ☐ ☐
1e  Peter K. Hoffman                 ☐ ☐ ☐

1f  Sir Paul Judge                       ☐ ☐ ☐

1g  Nancy F. Koehn                  ☐ ☐ ☐

1h  Christopher A. Masto        ☐ ☐ ☐

1i  P. Andrews McLane            ☐ ☐ ☐

1j  Robert B. Trussell, Jr.           ☐ ☐ ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date